Exhibit 10-M-3


                                  AMENDMENT TO
                               FORD MOTOR COMPANY
                          1990 LONG-TERM INCENTIVE PLAN
                          -----------------------------
                        (Effective as of October 1, 1997)



The second sentence of paragraph (b) of Article 1 is amended to read as follows:

     "The term 'subsidiary' as used herein shall mean (i) any corporation a majority of the voting stock of which is owned directly or indirectly by the Company or (ii) any limited liability company a majority of the membership interest of which is owned directly or indirectly by the Company."